SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-12

                       BOULDER GROWTH & INCOME FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                               Stephen C. Miller
                          1680 38th Street, Suite 800
                            Boulder, Colorado 80301
                                 (303) 442-2156
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transactions applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

[GRAPHIC OMITTED]                             BOULDER GROWTH & INCOME FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301


April 7, 2006


Dear Fellow Stockholder,

     You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Boulder Growth & Income Fund, Inc., which will be held on April 24, 2006 at 9:00 a.m. Mountain Standard Time (local time), at the Scottsdale Plaza Resort, 7200 North Scottsdale Road, Scottsdale, Arizona. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

     There are three proposals contained in this Proxy. The first, Proposal 1, is for the annual election of Directors. There are also two non-routine proposals contained in this Proxy.

     The first non-routine proposal, Proposal 2, is for stockholder approval of a managed distribution policy for the Fund. The proposal contemplates a managed distribution policy in which the Fund would make a consistent, but not assured, monthly distribution to all common stockholders. In addition to the disclosure accompanying the discussion of Proposal 2, the accompanying proxy statement contains a Question & Answer section that addresses a number of questions that stockholders may have regarding the proposed managed distribution policy.

     The second non-routine proposal, Proposal 3, is a housecleaning item that resolves a conflict between a provision in the Fund's charter that establishes the size of the Board of Directors at five, and a provision in the terms of the Fund's Auction Market Preferred Stock ("AMPS") that requires an increase in the size of the Board when the AMPS dividends are in arrears for a period of two years. Under the proposal, the charter provision would be made subject to the provision in the terms of the AMPS.

     As Chairman of the Board, I encourage you to support each of the proposals. After careful review by those Directors who are not "interested persons" as defined in the Investment Company Act of 1940 (the "Independent Directors"), the Board of Directors unanimously approved and has recommended to stockholders that they approve each of the proposals.

     We hope you plan to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. At your earliest convenience, we ask that you please complete, sign, date and return the enclosed Proxy Card or authorize proxies via telephone or the Internet to cast your vote at the meeting.

     On behalf of the Board of Directors and the management of Boulder Growth & Income Fund, I extend our appreciation for your continued support.


Sincerely,

/s/ Joel W. Looney

Joel W. Looney
Chairman of the Board

[GRAPHIC OMITTED]                             BOULDER GROWTH & INCOME FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 24, 2006


To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Boulder Growth & Income Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the Scottsdale Plaza Resort, 7200 North Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2006, to consider and vote on the following Proposals, all of which are more fully described in the accompanying Proxy Statement:

     1.   The election of Directors of the Fund (Proposal 1).

     2. To approve or disapprove a managed distribution policy for the Fund (Proposal 2).

     3. An amendment to the charter of the Fund to provide that the number of directors of the Fund shall be five, subject to the provisions of any class or series of Preferred Stock (Proposal 3).

     4. To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.


     The Board of Directors of the Fund has fixed the close of business on February 28, 2006 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. This Proxy Statement, Notice of Annual Meeting and proxy card are first being mailed to stockholders on or about April 10, 2006.




                                    By Order of the Board of Directors,

                                    /s/ Stephanie Kelley

                                    STEPHANIE KELLEY
                                    Secretary
April 7, 2006




--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZED PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



            Registration                                               Valid Signature

            Corporate Accounts
            (1)  ABC Corp.                                             ABC Corp.
            (2)  ABC Corp.                                             John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer                     John Doe
            (4)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee

            Trust Accounts
            (1)  ABC Trust                                             Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe

            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                 John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                         John B. Smith, Jr., Executor


[GRAPHIC OMITTED]                             BOULDER GROWTH & INCOME FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301

             QUESTIONS & ANSWERS REGARDING THE MEETING AND PROPOSALS


Question 1: What is the purpose of the Annual Meeting?

Answer: At the Meeting, stockholders will be asked to vote on the election of directors and to approve or disapprove a managed distribution policy for the Fund and an amendment to the Fund's Charter with regard to the number of directors.

Question 2: Who is being nominated for election at the Meeting?

Answer: The Board has nominated the following five Directors, each to serve a one-year term until the annual meeting in 2007 and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Dr. Dean L. Jacobson, John S. Horejsi, and Dennis R. Causier. The holders of Common Stock will elect three of the five directors standing for election and the holders of the AMPS will elect the remaining two directors. Mr. Barr and Mr. Horejsi are being nominated to represent the interests of the holders of the AMPS.

Question 3: What is a Managed Distribution Policy?

Answer: Proposal 2 asks stockholders to approve a managed distribution policy for the Fund (the "Managed Distribution Policy"). A managed distribution policy is a distribution policy whereby common stockholders receive a consistent, but not assured, periodic cash payment. The Managed Distribution Policy contemplated by Proposal 2 would provide for monthly distributions at the initial rate of $0.10 per share per month, or $1.20 annually, subject to the Board's right to suspend, modify or terminate the Managed Distribution Policy at any time. The Managed Distribution Policy is described in detail under Proposal 2 below.

Question 4: Does the Fund need to obtain exemptive relief from the Securities and Exchange Commission in order to implement the Managed Distribution Policy?

Answer: Exemptive relief from the Securities and Exchange Commission ("SEC") is not required in the near term in order to implement the Managed Distribution Policy. In 2004, the Fund applied to the SEC for exemptive relief from Section 19(b) of the Investment Company Act of 1940 (the "1940 Act") and Rule 19b-1 under the 1940 Act to enable the Fund to institute a managed distribution policy. Section 19(b) of the 1940 Act limits an investment company's ability to make multiple distributions of net realized long-term capital gains each year, subject to certain exceptions contained in Rule 19b-1. Historically, investment companies that wished to implement a managed distribution policy requiring multiple capital gain distributions per year routinely received exemptive relief from Section 19(b). However, as of the date of this Proxy Statement, the SEC has not responded either favorably or unfavorably to the Fund's request for exemptive relief, originally filed in 2004. It is generally believed that the SEC has imposed a moratorium on granting this type of request for exemptive relief over concerns that inadequate disclosures by investment companies regarding the tax characteristics of distributions have resulted in fund investors not understanding that distributions may include a return of capital and do not necessarily represent a dividend yield. If implemented and managed as contemplated in Proposal 2, the Managed Distribution Policy will not violate
Section 19(b) because the Fund has substantial capital loss carry-forwards that may be used to offset the Fund's realized net capital gains for some period of time. Accordingly, distributions made pursuant to the Managed Distribution Policy will not consist of net long-term capital gains. This is discussed in more detail under Question 7 below. If and when the Fund exhausts its capital loss carry-forwards, then exemptive relief from Section 19(b) and Rule 19b-1 would be required in order to continue making managed distributions. If exemptive relief is not granted by that time, the Fund would be required to suspend the Managed Distribution Policy.

Question 5: Why is the Fund implementing a Managed Distribution Policy, and what advantages does this provide?

Answer: A managed distribution policy allows a fund to provide a regular, periodic distribution to its common stockholders which is not dependent on the amount of income earned or capital gains realized by the fund. An equity fund, such as the Boulder Growth & Income Fund, is designed for investors to participate in a professionally managed portfolio of equity investments. Over the long-term, equity investments have historically provided higher total returns than fixed income investments such as bonds. However, unlike most fixed income funds, which pay stockholders a regular dividend based on the fund's investment income, equity funds generally pay only one dividend per year consisting of a relatively small amount of net investment income and any net realized capital gains. A managed distribution permits a fund to distribute a predetermined monthly amount, regardless of when or whether income is earned or capital gains are realized. A managed distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of equity investments, but would prefer that a consistent level of cash distributions are available to them each month for reinvestment or other purposes of their choosing. Furthermore, the Fund historically has traded at a discount to its net asset value ("NAV"). In recent years, managed distribution policies appear to have been effectively used to narrow trading discounts for closed-end funds, and the Board believes that the Managed Distribution Policy could have a similar effect on the Fund's discount. Of course there can be no assurance that the Managed Distribution Policy will narrow the Fund's discount or, if this does occur, that it will persist over the long term.

Question 6:  What are the  primary  disadvantages  of the  Managed  Distribution
     Policy?

Answer: One disadvantage of the Managed Distribution Policy is that, in certain circumstances where the Fund utilizes its capital loss carry-forwards to offset realized capital gains and pays out a distribution, there will likely be a negative tax impact on stockholders. This is discussed in more detail under Question 7. Another disadvantage of of the Managed Distribution Policy is that it may impact the way in which the Fund is managed. For example, the Fund may carry a higher balance of cash so that it is able to fulfill the distribution payments. This is discussed in more detail under Question 8 below. Another disadvantage of of the Managed Distribution Policy is that it is subject to modification, suspension or termination at any time by the Board. Suspension or termination of the Managed Distribution Policy may be required if the Fund has exhausted its capital loss carry-forwards and has not been successful in obtaining exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1. It is not possible to predict when the Fund's capital loss carry-forwards will be exhausted. In addition, it is uncertain whether the SEC will resume granting exemptive relief from Section 19(b) and Rule 19b-1 or whether the SEC will impose conditions on applicants for exemptive relief that the Board will find acceptable. The Board may modify, suspend or terminate the Managed Distribution Policy for any reason, including, for example, if the Managed Distribution Policy has the effect of shrinking the Fund's assets to a level that is determined to be detrimental to Fund stockholders. The suspension or termination of the Managed Distribution Policy could have the effect of abruptly creating a trading discount (if the Fund is trading at or above NAV) or widening an existing trading discount. Furthermore, if the Fund's total return is less than the annual distribution, the Managed Distribution Policy could have the effect of shrinking the assets of the Fund and thus increasing the Fund's expense ratio (i.e., the Fund's fixed expenses will be spread over a smaller pool of assets). Finally, a managed distribution which contains a return of capital, which the Fund expects will be the case, will require stockholders to adjust their cost basis by the amount of return of capital so that when they sell their shares, their cost basis will be lower. This will add to the record keeping requirements of stockholders.

The Fund will have no control over the receipt and realization of capital gains it receives by way of dividends from real estate investment trusts (REIT) and/or gains it is forced to realize as a result of tender offers or mergers of its underlying holdings. The tax characteristic of REIT dividends, which can include capital gains, is passed through to stockholders and is undeterminable by the Fund at the time of distribution. In addition, the Fund may have a position in a stock with an unrealized capital gain which it may have no intention of selling, but through a tender or merger, may be forced unexpectedly to realize the capital gain.

Question 7: Will the Managed Distribution Policy have any negative tax consequence for stockholders?

Answer: The Managed Distribution Policy is likely to have a negative tax impact on stockholders. This negative tax impact is not likely to occur if the Managed Distribution Policy is not adopted and implemented. If the Fund has net realized long-term capital gains during its fiscal year, and the Fund has paid out distributions during the year, the Internal Revenue Code will deem such gains to have been paid out, even in circumstances where the distributions have not resulted in the violation of Section 19(b) of the 1940 Act. These gains will be treated as ordinary income, and will be taxed at ordinary income tax rates instead of the more favorable long-term capital gain rate. Moreover, notwithstanding the stockholders being treated as if they have received ordinary income, the Fund would still lose its capital loss carry-forwards in the amount of the gains realized. Accordingly, the payment of managed distributions when the Fund is utilizing capital loss carry-forwards to offset realized capital gains will result in tax inefficiencies for the Fund's stockholders. It is unlikely that these circumstances and tax inefficiencies would occur if the Managed Distribution Policy is not adopted and implemented. Nonetheless, the
Fund will strive to avoid or mitigate the negative tax impacts and inefficiencies to stockholders.

Following is an example of how stockholders may be negatively impacted:

     o As of March 31, 2006, the Fund had net realized long term capital gains of $1.1 million.

     o If the Fund were to implement the Managed Distribution Policy in June, 2006, and pay out $.10 per share per month through the fiscal year ending November 30, 2006, it would have paid out a total of $6.8 million.

     o Assuming that the Fund did not realize any further capital gains or losses through the end of the year, then $1.1 million of the $6.8 million paid out, or 16% of distributions paid, would be deemed to have been capital gains taxable at ordinary income tax rates.

     o Under this example, and solely as a result of the Managed Distribution Policy being in place, any net realized capital gain that otherwise would not be taxed, would become taxable at ordinary income tax rates.

     o In addition, under this example, the Fund's capital loss carry-forward of $5.2 million would be depleted by the $1.1 million capital gain.

     o If the Managed Distribution Policy is not implemented, the foregoing circumstances, tax consequences and depletion of the capital loss carry-forward are not likely to occur.

The foregoing is not intended to be a complete discussion on the tax consequences of the Managed Distribution Policy and stockholders are urged to seek their own professional tax advice regarding this matter.

Question 8: Will the Managed Distribution Policy impact the way in which the Fund is managed?

Answer: No, not significantly. The Fund's investment objective will still be total return, and the types of securities in which the Fund invests will not change. The Advisers do not expect to change the makeup of the portfolio based on the payment of a managed distribution, nor will the Advisers make significant changes to the portfolio or seek to invest in "high yielding" securities. The Fund currently has a concentration policy in REITs which requires that the Fund invest at least 25% of its assets in REITs, and this policy will remain unchanged. The Fund may carry a slightly higher cash balance from time to time in order to fulfill the distribution payments. If the Fund carries higher cash balances during rising equity markets, the Fund's performance may be negatively affected relative to other equity funds. Conversely, carrying higher cash balances during declining equity markets may positively affect the Fund's performance. The Advisers may manage the portfolio slightly differently than in the absence of the Managed Distribution Policy, but not in such a way that would negatively impact stockholders. For instance, the Advisers may realize a loss in a security by selling it in order to offset realized capital gains. Whereas, absent the Managed Distribution Policy, the Advisers may not have realized the loss. The Advisers may use tactics such as increasing the Fund's position in a security with an unrealized loss, and subsequently sell the cost lot with the higher tax cost basis 31 days or more after the purchase to avoid a wash sale. This would leave the Fund with approximately the same position in the security, but with a lower tax cost basis. This would not be a new tactic for the Advisers to use as, in the past, the Advisers have realized losses in such a manner in order to be tax efficient. This would result in slightly higher portfolio turnover with a small cost of trading. The Advisers will not hold onto positions that they believe should be sold based on fundamental analysis of the underlying company. The Advisers believe it would be better to discontinue the managed distribution due to realizing capital gains in positions it determines could decline, than to hold onto such positions and see an unrealized gain turn into an unrealized loss.

Question 9: Under what circumstances can the Managed Distribution Policy be terminated or suspended?

Answer: Once approved by stockholders and implemented, the Managed Distribution Policy can be modified, suspended or terminated at any time by the Board, without any notice to or approval by stockholders. Because the Managed Distribution Policy will be implemented without an exemption under Section 19(b) of the 1940 Act and Rule 19b-1, and its continuation without violating Section 19(b) and Rule 19b-1 will be dependent on a number of factors over which the Fund has no control (e.g., market fluctuations), the Fund will need the flexibility to modify, suspend or terminate the Managed Distribution Policy immediately if the Board deems such action to be in the best interest of the Fund and its stockholders.

The Managed Distribution Policy as proposed is likely to have a limited duration because, unless the Fund receives exemptive relief from Section 19(b), it will eventually exhaust its capital loss carry-forwards and thus have to terminate the policy so as to avoid violating Section 19(b). Moreover, whether or not the Fund is operating under the proposed Managed Distribution Policy or under an exemption from Section 19(b), if the Fund does not exhaust its capital loss carry-forwards prior to their expiration (around 2010), the Fund may elect to temporarily terminate the Fund's managed distribution policy for a period of at least one year so that it can offset capital loss carry-forwards against realized capital gains before the capital loss carry-forwards expire. This determination would be made at a time closer to when the carry-forwards are to expire and would be based on circumstances existing at that time.

The reason the Fund would consider suspending the policy for a one-year period is because it may want to take full advantage of its then remaining capital loss carry-forwards before they expire. As discussed in Question 7 above, any net realized long-term capital gains will be offset against the Fund's capital loss carry-forward but will be taxed at ordinary income tax rates. In the absence of a managed distribution program, under this scenario, there would be no tax consequences. So, if the Fund wishes to maximize its tax efficiency (i.e., have long-term gains treated and taxed as long-term gains rather than ordinary income) and take full advantage of its capital loss carry-forwards, it may elect to temporarily suspend its managed distribution program for a period of at least one year, during which time it would offset its capital loss carry-forwards against realized gains.

Question 10: Are the managed distribution payments considered "yield"?

Answer: No, not necessarily. Yield is generally a measure of the amount of net investment income, or earnings, that are distributed to a fund's stockholders. Historically, the Fund has not earned or distributed a significant amount of net investment income. For example, in 2005 the Fund distributed only $.02 per share of net investment income. We do not want our stockholders to believe that the managed distributions result in a "high yield", or that the Fund is a "high yield fund". Based on its current portfolio makeup, the Fund expects substantially all of the managed distribution payments to consist of return of capital. Nonetheless, financial publications often perpetuate a misconception by characterizing managed distributions by closed-end funds as a dividend "yield", thus potentially confusing investors who are seeking high yield financial products.

Question 11: Will the Managed Distribution Policy result in any additional administrative burdens for stockholders?

Answer: There will likely be some added record keeping for stockholders if, as we expect, the distributions contain a return of capital component. Return of capital is not taxable to stockholders in the year it is paid. However, stockholders will need to adjust down the cost basis of their stock by the amount of the return of capital so that, when they sell the stock, they will have properly accounted for the return of capital. Such an adjustment will cause a stockholder's gain to be more, or their loss to be less, as the case may be. For example, if a stockholder bought stock in the Fund for $7.00 per share and then receives dividends from the Fund which have $1.00 per share return of capital, and then the stockholder subsequently sells his shares for $7.50 per share, his gain will be $1.50 per share, since he would have adjusted his cost basis downward by $1.00 to $6.00 per share. Stockholders who hold their stock in non-taxable accounts such as IRA's will not need to make any adjustments. Stockholders should contact their own tax advisor if they have questions regarding the tax treatment of the distributions.

Question 12:  How do the  Horejsi  Affiliates  intend  to  vote  on the  Managed
     Distribution Policy?

Answer: The Horejsi Affiliates (as defined below) own approximately 23% of the Fund's common shares and have indicated that they will vote FOR the Managed Distribution Policy as well as the other Proposals.

Question 13: What is the Purpose of Proposal 3 regarding an amendment to the Fund's charter with respect to the number of Directors?

Answer: The purpose of the proposed amendment is to eliminate a conflict between
(i) the language of the Fund's charter which, in its present form, clearly sets the number of Directors at five, (ii) the requirements imposed by the terms of the AMPS for the protection of the holders of the AMPS and (iii) the requirements imposed by the 1940 Act which require provisions to be made to allow the holders of the AMPS to elect a majority of the Directors at any time dividends remain unpaid for a period of two years.

Question 14: How does the Board recommend that stockholders vote on the proposals?

Answer: The Board, including all of the non-interested Directors, has unanimously recommended that stockholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

Question 15: Who is entitled to vote?

Answer: Stockholders of record at the close of business on February 28, 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof. Each of the shares outstanding on the Record Date is entitled to one vote on each of the Proposals.

Question 16: What is the required quorum for the Meeting?

Answer: The holders of at least a majority of the outstanding shares of stock (without regard to class) of the Fund must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum permitting business to be conducted at the Meeting. If you have completed, executed and returned valid proxies (in writing, by phone or by Internet) or attend the Meeting and vote in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting on any or all matters introduced at the Meeting.

Question 17: How do I vote?

Answer: Your vote is very important. Stockholders can vote in person at the Meeting or authorize proxies to cast their votes ("proxy voting") by proxy. Most stockholders will have a choice of proxy voting over the Internet at http://www.proxyvote.com, by using a toll-free telephone number or by completing and signing a Proxy Card and mailing it in the postage-paid envelope provided. Please refer to your Proxy Card or the information forwarded by your bank, broker or other nominee to see which options are available to you. If you proxy vote by Internet or telephone, you do NOT need to return your Proxy Card. If you vote by proxy, the individuals named on the Proxy Card as proxy holders will vote your shares in accordance with your instructions. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals. If you execute an otherwise valid proxy but do not provide voting instructions, the persons named as proxies or their substitutes will cast your votes FOR all of the Proposals.

Question 18: Can I revoke or change my proxy?

Answer: Yes. You may change or revoke your proxy at any time before the Meeting by timely delivery of a properly executed, later-dated proxy (including an Internet or phone proxy), by sending a written revocation to the Secretary of the Fund at the Fund's address listed on the accompanying Notice of Meeting, or by attending and voting in person at the Meeting. The powers of the proxy holders will be suspended with respect to your shares if you attend the meeting in person and revoke your proxy, but attendance at the Meeting will not by itself revoke a previously granted proxy.

[GRAPHIC OMITTED]                             BOULDER GROWTH & INCOME FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 2006

                                 PROXY STATEMENT

     This proxy statement ("Proxy Statement") for Boulder Growth & Income Fund, Inc., a Maryland corporation ("BIF" or the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on Monday, April 24, 2006, at 9:00 a.m. Mountain Standard Time (local time), at the Scottsdale Plaza Resort, 7200 N. Scottsdale Drive, Scottsdale, Arizona, and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about April 10, 2006, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, or telegraph or personal interviews conducted by officers of the Fund and PFPC Inc., the transfer agent of the Fund. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on February 28, 2006 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended November 30, 2005, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling 1-800-331-1710. The report is also viewable online at the Fund's website at www.boulderfunds.net. The report is not to be regarded as proxy solicitation material.

     Boulder Investment Advisers, L.L.C. ("BIA"), 1680 38th Street, Suite 800, Boulder, Colorado 80301 and Stewart Investment Advisers ("SIA"), Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to the Fund. BIA and SIA are collectively referred to herein as the "Advisers". Fund Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 1680 38th Street, Suite 800, Boulder, Colorado 80301. Investors Bank & Trust Company ("IBT") acts as the co-administrator to the Fund and is located at 200 Clarendon Street, Boston, Massachusetts 02116. PFPC Inc. ("PFPC") acts as the transfer agent to the Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

     If the enclosed proxy is properly executed and returned by April 24, 2006 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors, FOR each of the other Proposals and, in the discretion of the proxy holders, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's Secretary at the above address prior to the date of the Meeting.

     A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares (without regard to class) of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment.

The Fund has two classes of stock: common stock, par value $0.01 per share (the "Common Stock") and preferred stock, par value $0.01 per share (the "Preferred Stock".), 1,000 shares of which have been designated as Auction Market Preferred Stock (the "AMPS") (the Common Stock and AMPS are collectively referred to herein as the "Shares"). On the Record Date, the following number of Shares of the Fund were issued and outstanding:



             Common Stock                                   AMPs
              Outstanding                               Outstanding
              11,327,784                                   1,000




     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who may be deemed by the Fund to beneficially own 5% or more of the Common Stock.


           Name of Owner*             Number of Shares     Number of Shares           Percentage
                                       Directly Owned     Beneficially Owned       Beneficially Owned
------------------------------------- ------------------ ---------------------- -----------------------
Ernest Horejsi Trust  No. 1B              2,602,100            2,602,100                22.97%
Badlands Trust Company                       ---                 ---**                  22.97%
Stewart R. Horejsi Trust No. 2A              ---                 ---**                  22.97%
Aggregate Shares Owned by Horejsi         2,602,100            2,602,100                22.97%
Affiliates (defined below)**
------------------------------------- ------------------ ---------------------- -----------------------
Phillip Goldstein and Andrew              1,877,300            1,877,300                16.57%
Dakos***
------------------------------------- ------------------ ---------------------- -----------------------
QVT Financial LP****                      1,098,500            1,098,500                9.69%


* The address of each listed owner is c/o Badlands Trust Company, LLC, 3301 C Street, Suite 100, Anchorage, AK 99503.

** Excludes shares owned by the Ernest Horejsi Trust No. 1B (the "EH Trust"). Badlands Trust Company, LLC ("Badlands") is one of three trustees of the EH Trust. Badlands is a trust company organized under the laws of Alaska and is wholly owned by the Stewart R. Horejsi Trust No. 2, an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue. The Managers of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Laura Rhodenbaugh and Ron Kukes. Badlands and its managers disclaim beneficial ownership of shares owned by the EH Trust. Together with Larry Dunlap and Badlands, Ms. Ciciora is a trustee of the EH Trust and also one of the beneficiaries of the EH Trust. Mr. Miller is an officer and President of Badlands. Because two of the Trust's trustees are required in order for the Trust to vote or exercise dispositive authority with respect to shares owned by the Trust, Ms. Ciciora and Mr. Miller each disclaim beneficial ownership of such shares.

*** As stated in Schedule 13D Amendment No. 5 filed with the Securities and Exchange Commission on February 23, 2006.

**** As stated in Schedule 13G filed with the Securities and Exchange Commission on February 23, 2006.

----------------------------

     The EH Trust, Badlands and the Stewart R. Horejsi Trust No. 2A, as well as other Horejsi affiliated trusts and entities are collectively referred to herein as the "Horejsi Affiliates". Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 10,544,336 shares or 93.08% of Common Stock outstanding of the Fund.

     As of the Record Date, the executive officers and directors of the Fund, as a group, owned 2,643,729 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of AMPS, representing 23.34% of Common Stock outstanding and 0% of AMPS.

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

     The Charter provides that all of the Directors stand for election each year. The Board has nominated the following five Director nominees to stand for election, each for a one-year term and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Dr. Dean L. Jacobson., John S. Horejsi and Dennis R. Causier. Only the Common Stock holders are entitled to vote for the election of Messrs. Looney, Jacobson and Causier, and only the AMPS holders are entitled to vote on the election of Messrs. Barr and Horejsi. At a regularly scheduled meeting of the Board of Directors held on January 26, 2006, Alfred G. Aldridge, Jr. notified the Board that he would not stand for re-election as Director of the Fund and the Board (upon recommendation of the Nominating Committee) nominated Dean L. Jacobson to fill his upcoming vacancy. The above nominees have consented to serve as Directors if elected at the Meeting for the one-year term. If the designated nominees decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees for the Board.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors:


------------------------------ ------------------------ ---------------------------------------------- ------------------
Name, Address*, Age              Position, Length of          Principal Occupation(s) and Other         Number of Funds
                                Term Served, and Term   Directorships Held During the Past Five Years  in Fund Complex+
                                      of Office                                                           Overseen by
                                                                                                           Director
------------------------------ ------------------------ ---------------------------------------------- ------------------
------------------------------ ------------------------ ---------------------------------------------- ------------------

Independent Directors
Joel W. Looney,                Director of the Fund     Partner,   Financial  Management  Group,  LLC          3
Chairman                       since January, 2002.     (investment  adviser)  since July 1999;  CFO,
Age:  43                       Chairman of the Board    Bethany College, 1995-1999;  Director,  Boulder
                               of the Fund since        Total Return Fund,  Inc., since January 2001;
                               October 2004.  Current   Director  and  Chairman  of the Board,  First
                               Nominee for a term to    Financial Fund, Inc., since August 2003.
                               expire at the 2007
                               annual meeting.

Dr. Dean L. Jacobson           Current Nominee for a    Founder    and    President    of    Forensic          2
Age: 67                        term to expire at the    Engineering,         Inc.        (engineering
                               2007 annual meeting.     investigations);    Professor   Emeritus   at
                                                        Arizona   State   University,   since   1997;
                                                        Professor  of  Engineering  at Arizona  State
                                                        University prior to 1997;  Director,  Boulder
                                                        Total   Return   Fund,   Inc.,   since  2004;
                                                        Director,  First Financial Fund,  Inc., since
                                                        2003.

Richard I. Barr                Director of the Fund     Retired.   Manager,   Advantage   Sales   and          3
Age:  67                       since January 2002.      Marketing, Inc. (food brokerage),  1963-2001;
                               Current Nominee for a    Director,  Boulder  Total Return Fund,  Inc.,
                               term to expire at the    since 1999 and  Chairman  of the Board  since
                               2007 annual meeting.     2003;  Director,  First Financial Fund, Inc.,
                                                        since 2001.

Dennis R. Causier**            Director of the Fund     Retired.   Managing  Director  and  Chairman,          2
Age:  57                       since October 2004.      P.S.    Group    PLC     (engineering     and
                               Current Nominee for a    construction),        1966-2001;       Owner,
                               term to expire at the    Professional   Yacht   Management    Services
                               2007 annual meeting.     (yacht management),  2002-present;  Director,
                                                        First  Financial Fund,  Inc.,  since October,
                                                        2004.
------------------------------ ------------------------ ---------------------------------------------- ------------------
Interested Director***
------------------------------ ------------------------ ---------------------------------------------- ------------------

John S. Horejsi                Director of the Fund     Director  of  Horejsi  Charitable  Foundation          1
Age: 38                        since May 2004.          (private charitable foundation) since 1997.
                               Current nominee for a
                               term to expire at the
                               2007 annual meeting.

* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Growth & Income Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Mr. Causier is a British citizen and a resident of Spain and substantially all of his assets are located outside of the United States. As a result, it may be difficult to realize enforcement of final judgments or orders of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to (i) the enforceability in Spain of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States,
(ii) whether the Spanish courts would enforce judgments of United States courts obtained in actions against Mr. Causier predicated upon the civil liability provisions of the federal securities laws, or (iii) whether Spanish courts would enforce, in an original action, liabilities against Mr. Causier predicated solely on federal securities laws. Mr. Causier has appointed the Secretary of the Fund (presently Stephanie Kelley in Boulder, Colorado) as his agent for service of process in any legal action in the United States, thus subjecting him to the jurisdiction of the United States courts.

*** Mr. Horejsi is an "interested person" as a result of the extent of his beneficial ownership of Fund shares and by virtue of his indirect beneficial ownership of BIA and FAS.

+ Includes the Fund, Boulder Total Return Fund, Inc. and First Financial Fund, Inc.

----------------------------

     From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.

     The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 26, 2005. This table also shows certain additional information. Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.


------------------------------ -------------------------- ----------------------------------------------------------
                                  Position, Length of
Name, Address, Age             Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                        Office During the Past Five Years
------------------------------ -------------------------- ----------------------------------------------------------
Stephen C. Miller              President of the Fund      President  of and  General  Counsel  for BIA since  1999;
1680 38th Street,              since January 2002 and     Manager, Fund Administrative  Services,  LLC ("FAS" since
Suite 800                      Director from January      1999);  Vice  President  of SIA since 1999;  Director and
Boulder, CO 80301              2002 through October       President of Boulder Total Return Fund,  Inc., since 1999
Age:  53                       2004.  Appointed           (resigned as Director in 2004);  Director  and  President
                               annually.                  of First Financial Fund, Inc. since 2003 (resigned as Director and Chairman in 2004); President and General Counsel, Horejsi, Inc.
                                                          (liquidated in 1999); General Counsel, Brown Welding Supply, LLC
                                                          (sold in 1999); officer of various other Horejsi
                                                          Affiliates; Of Counsel, Krassa & Miller, LLC since 1991.

Carl D. Johns                  Chief Financial Officer,   Vice President and Treasurer of BIA and Assistant
1680 38th Street,              Chief Accounting           Manager of FAS, since April, 1999; Vice President, Chief
Suite 800                      Officer, Vice President    Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80301              and Treasurer since        Total Return Fund, Inc., since 1999 and First Financial
Age: 43                        January 2002.  Appointed   Fund, Inc., since August 2003.
                               annually.
Stephanie J. Kelley            Secretary since January    Secretary, Boulder Total Return Fund, Inc., since
1680 38th Street,              2002.  Appointed           October 2000 and First Financial Fund, Inc., since
Suite 800                      annually.                  August 2003; Assistant Secretary and Assistant Treasurer
Boulder, CO 80301                                         of various other entities affiliated with the Horejsi
Age:  49                                                  family; employee of FAS since March 1999.

Nicole L. Murphey              Assistant Secretary        Assistant Secretary, Boulder Total Return Fund, Inc.
1680 38th Street,              since January 2002.        since October 2000 and First Financial Fund, Inc. since
Suite 800                      Appointed annually.        August 2003; employee of FAS since July 1999.
Boulder, CO 80301
Age:  29


     Set forth in the following table are the nominees for election to the Board together with the dollar range of equity securities beneficially owned by each Director as of the Record Date, as well as the aggregate dollar range of the Fund's equity securities in all funds overseen in a family of investment companies (i.e., other funds managed by BIA and SIA (collectively, the "Advisers")).

                       OWNERSHIP OF THE FUND BY DIRECTORS

---------------------------------------------------------------------------------------------------------
 Independent Directors and Nominees        Dollar Range of Equity          Aggregate Dollar Range of
                                           Securities in the Fund        Equity Securities in All Funds
                                                                          in the Family of Investment
                                                                                   Companies
-------------------------------------- -------------------------------- ---------------------------------
           Richard I. Barr                   $50,001 to $100,000                 Over $100,000
           Joel W. Looney                    $10,001 to $50,000                  Over $100,000
          Dean L. Jacobson                           $0                       $50,001 to $100,000
          Dennis R. Causier                  $10,001 to $50,000                  Over $100,000

  Interested Directors and Nominees
-------------------------------------- -------------------------------- ---------------------------------

           John S. Horejsi                     Over $100,000+                    Over $100,000


+ 2,602,100 Shares of the Fund are held by the EH Trust. Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such Shares. Mr. Horejsi disclaims all such beneficial ownership. Mr. Horejsi does not directly own any shares of the Fund.

---------------------------

     None of the independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 2005. No persons (other than the non-interested Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Non-interested Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.

                                              Aggregate
                                             Compensation
Name of Person and Position with the        from the Fund       Total Compensation from
Fund                                           Paid to         the Fund and Fund Complex
                                              Directors            Paid to Directors
----------------------------------------- ------------------- ----------------------------

Alfred G. Aldridge, Jr., Director              $25,000                  $54,000
                                                                       (2 funds)

Richard I. Barr, Director                      $25,500                  $87,000
                                                                       (3 funds)

Dr. Dean Jacobson, Director Nominee               $0                    $57,500
                                                                       (2 funds)

Joel W. Looney, Director and Chairman          $32,500                 $100,000
of the Board                                                           (3 funds)

Dennis R. Causier, Director                    $25,000                  $53,500
                                                                       (2 funds)
John S. Horejsi, Director
                                                  $0                      $0


     Each Director of the Fund who was not a Director, officer or employee of one of the Advisers, or any of their affiliates, receives a fee of $8,000 per annum plus $3,000 for each in person meeting, $500 for each Audit Committee meeting and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receives $1,000 per meeting. Each non-interested Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held ten meetings, six of which were held by telephone conference call) during the fiscal year ended November 30, 2005. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2005 amounted to $108,000.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Audit Committee is to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 23, 2002 and most recently amended the Charter on January 23, 2004. A copy of the Audit Committee Charter was attached as an appendix to the Fund's 2004 annual proxy statement.

     The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Aldridge, Barr, Causier and Looney. The Board of Directors has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met four times during the fiscal year ended November 30, 2005.

     In connection with the audited financial statements as of and for the period ended November 30, 2005 included in the Fund's Annual Report for the period ended November 30, 2005 (the "Annual Report"), at a meeting held on January 26, 2006, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and
discussed  the  audit  of  such  financial   statements   with  the  independent
accountants.

     The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit
Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

     Submitted by the Audit Committee of the Fund's Board of Directors:

                  Alfred G. Aldridge, Jr.
                  Richard I. Barr
                  Dennis R. Causier
                  Joel W. Looney

     NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") consisting of Messrs. Looney, Aldridge, Causier and Barr, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee did not meet during the fiscal year ended November 30, 2005. The Nominating Committee met on January 16, 2006 and again on January 26, 2006, to consider the nomination of Dean L. Jacobson. Dean L. Jacobson was being considered to fill a vacancy on the Board resulting from the resignation of Alfred G. Aldridge, Jr. At this meeting, the Nominating Committee considered the qualifications and determined the suitability of Dean L. Jacobson to be Director and resolved to recommend Dean L. Jacobson to stockholders for election at the 2006 Annual Meeting. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.boulderfunds.net.

     The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

     The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of the Fund.

     The Fund does not have a compensation committee.

                           OTHER BOARD-RELATED MATTERS

     Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund, who were Directors at the time, attended the April 26, 2005 Annual Meeting of Stockholders.

     Vote Required. The election of Messrs. Looney, Jacobson and Causier as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy on Proposal 1; and the election of Messrs. Barr and Horejsi as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of the AMPS at the Meeting in person or by proxy on Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.


                                   PROPOSAL 2

             APPROVAL OR DISAPPROVAL OF MANAGED DISTRIBUTION POLICY

     The Board unanimously recommends that stockholders approve a managed distribution policy for the Fund (the "Managed Distribution Policy") in an effort to narrow the Fund's discount to net asset value ("NAV"). The managed distribution policy contemplated under Proposal 2 would result in initial monthly distributions at the rate of approximately $.10 per share per month, or $1.20 per share on an annual basis, subject to the Board's right to suspend, modify or terminate the Managed Distribution Policy at any time.

     Purpose and Background of the Managed Distribution Policy. A managed distribution policy allows a fund to provide a regular, periodic distribution to its common stockholders which is not dependent on the amount of income earned or capital gains realized by the fund. An equity fund, such as the Boulder Growth & Income Fund, is designed for investors to participate in a professionally managed portfolio of equity investments. Over the long-term, equity investments have historically provided higher total returns than fixed income investments, such as bonds. However, unlike most fixed income funds, which pay stockholders a regular dividend based on the fund's investment income, equity funds generally pay a dividend once per year consisting of a relatively small amount of net investment income and any net realized capital gains. A managed distribution permits a fund to distribute a predetermined monthly amount, regardless of when or whether income is earned or capital gains are realized. A managed distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of equity investments, but would prefer that a consistent level of cash distributions are available to them each month for reinvestment or other purposes of their choosing. Furthermore, the Fund historically has traded at a discount to its NAV. In recent years, managed distribution policies appear to have been effectively used to narrow trading discounts for closed-end funds, and the Board believes that the Managed Distribution Policy could have a similar effect on the Fund's discount. Of course there can be no assurance that the Managed Distribution Policy will narrow the Fund's discount or, if this does occur, that it will persist over the long term.

The Fund's management believes that exemptive relief from the SEC is not required in the near term in order to implement the Managed Distribution Policy. In 2004, the Fund applied to the SEC for exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act to enable the Fund to institute a managed distribution policy. Section 19(b) of the 1940 Act limits an investment company's ability to make multiple distributions of net realized long-term capital gains each year, subject to certain exceptions contained in Rule 19b-1. Historically, investment companies that wished to implement a managed distribution policy requiring multiple capital gain distributions per year routinely received exemptive relief from Section 19(b). However, as of the date of this Proxy Statement, the SEC has not responded either favorably or unfavorably to the Fund's request for exemptive relief. It is generally believed that the SEC has imposed a moratorium on granting this type of request for exemptive relief over concerns that inadequate disclosures by investment companies regarding the tax characteristics of distributions have resulted in fund investors not understanding that distributions may include a return of capital and do not necessarily represent a dividend yield. Management believes that, if implemented and managed as contemplated in Proposal 2, the Managed Distribution Policy will not violate Section 19(b) because the Fund has substantial capital loss carry-forwards that may be used to offset the Fund's realized net capital gains for some period of time. Accordingly, distributions made pursuant to the Managed Distribution Policy will not consist of net long-term capital gains. If and when the Fund exhausts its capital loss carry-forwards, then exemptive relief from Section 19(b) and Rule 19b-1 would be required in order to continue making managed distributions. If exemptive relief is not granted at that time, the Fund would be required to suspend the Managed Distribution Policy. The Fund intends to continue in its efforts to obtain exemptive relief from the SEC so that the Managed Distribution Policy can continue uninterrupted.

If stockholders approve the Managed Distribution Policy, the Fund would begin paying a monthly dividend to common stockholders at an initial rate of $.10 per share per month, or $1.20 per share on an annual basis. The rate of payment could be changed by the Board in its sole discretion at any time without any notice to or consent by stockholders. Further, the Managed Distribution Policy will be subject to immediate suspension or termination at any time and for any reason at the sole discretion of the Board, without any notice to or consent by stockholders. Because the Managed Distribution Policy will be implemented without an exemption under Section 19(b) of the 1940 Act and Rule 19b-1, and its continuation without violating Section 19(b) and Rule 19b-1 will be dependent on a number of factors over which the Fund has no control (e.g., market fluctuations), the Fund will need the flexibility to modify, suspend or terminate the Managed Distribution Policy immediately if the Board deems such action to be in the best interest of the Fund and its stockholders.

     A Note Regarding the Fund's Dividend Reinvestment Program. The Fund reinstated its dividend reinvestment program ("DRIP") in 2004 when it initially sought exemptive relief from Section 19(b). The DRIP allows participating stockholders to reinvest the Fund's dividends. The DRIP is an excellent way for stockholders to build shares in the Fund automatically with each dividend payment. If the Fund's shares are trading at a discount to NAV at the time of the dividend payment, the Fund's plan agent (PFPC, Inc.) will arrange to buy shares on the open market as long as the shares remain at a discount. If the market price of the Fund's shares trade at or above the NAV, then the Fund will issue new shares at the greater of NAV or 95% of the market price per share on the payment date. The DRIP program is available to all registered stockholders (i.e., shareholders who hold stock in their own name, not in street name through a brokerage firm). Registered holders are automatically enrolled in the DRIP. Shareholders who do not wish to participate need to contact the plan agent by phone or by mail, and request that their dividends be paid in cash, rather than in shares. Most stockholders hold their stock through a brokerage firm, which means their shares are held in "street name." If they hold their shares in street name, they may participate in the DRIP only if their brokerage firm permits participation. If the broker doesn't participate in dividend reinvestment programs and the stockholder still wishes to be enrolled in the DRIP, they can request that their broker register shares in their name as the beneficial holder of the stock.

     Advantages and Disadvantages of the Managed Distribution Policy. The two principal advantages of a managed distribution policy are that it (i) will provide a regular, periodic cash distribution to Fund stockholders and (ii) may also reduce the trading discount for the Fund's common stock, thus enhancing stockholder value. Managed distribution payments, however, will not necessarily represent "yield" on a stockholder's investment in the Fund. Yield is generally a measure of the amount of net investment income, or earnings, that are distributed to a fund's stockholders. Historically, the Fund has not earned or distributed a significant amount of net investment income. For example, in 2005 the Fund distributed only $.02 per share of net investment income. We do not want our stockholders to believe that the managed distributions result in a "high yield", or that the Fund is a "high yield fund". Based on its current portfolio makeup, the Fund expects substantially all of the managed distribution payments to consist of return of capital. Nonetheless, financial publications often perpetuate a misconception by characterizing managed distributions by closed-end funds as a dividend "yield", thus potentially confusing investors who are seeking high yield financial products.

One of the principal disadvantages of the Managed Distribution Policy is that it is subject to modification, suspension or termination at any time by the Board. Suspension or termination of the Managed Distribution Policy will be required if the Fund has exhausted its capital loss carry-forwards and has not been successful in obtaining exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1. It is not possible to predict when the Fund's capital loss carry-forwards will be exhausted. In addition, it is uncertain whether the SEC will resume granting exemptive relief from Section 19(b) and Rule 19b-1 or whether the SEC will impose conditions on applicants for exemptive relief that the Board will find acceptable. The Board may modify, suspend or terminate the Managed Distribution Policy for any reason, including, for example, if the Managed Distribution Policy has the effect of shrinking the Fund's assets to a level that is determined to be detrimental to Fund stockholders. The suspension or termination of the Managed Distribution Policy could have the effect of abruptly creating a trading discount (if the Fund is trading at or above NAV) or widening an existing trading discount.

The Managed Distribution Policy as proposed is likely to have a limited duration because, unless the Fund receives exemptive relief from Section 19(b), it will eventually exhaust its capital loss carry-forwards and thus have to terminate the policy so as to avoid violating Section 19(b). Moreover, whether or not the Fund is operating under the proposed Managed Distribution Policy or under an exemption from Section 19(b), if the Fund does not exhaust its capital loss carry-forwards prior to their expiration (around 2010), the Fund may elect to temporarily terminate the Fund's managed distribution policy for a period of at least one year so that it can offset capital loss carry-forwards against realized capital gains before the capital loss carry-forwards expire. This determination would be made at a time closer to when the carry-forwards are to expire and would be based on circumstances existing at that time.

The reason the Fund would consider suspending the policy for a one-year period is because it may want to take full advantage of its then remaining capital loss carry-forwards before they expire. As discussed in Question 7 above, any net realized long-term capital gains will be offset against the Fund's capital loss carry-forward but will be taxed at ordinary income tax rates. In the absence of a managed distribution program, under this scenario, there would be no tax consequences. So, if the Fund wishes to maximize its tax efficiency (i.e., have long-term gains treated and taxed as long-term gains rather than ordinary income) and take full advantage of its capital loss carry-forwards, it may elect to temporarily suspend its managed distribution program for a period of at least one year, during which time it would offset its capital loss carry-forwards against realized gains.

The Managed Distribution Policy also may have a negative tax impact on stockholders. If the Fund has net realized long-term capital gains during its fiscal year, and the Fund has paid out distributions during the year, the
Internal Revenue Code will deem such gains to have been paid out, even in circumstances where the distributions have not resulted in the violation of
Section 19(b) of the 1940 Act. These gains will be treated as ordinary income, and will be taxed at ordinary income tax rates instead of the more favorable long-term capital gain rate. Moreover, notwithstanding the stockholders being treated as if they have received ordinary income, the Fund would still lose its capital loss carry-forwards in the amount of the gains realized. Accordingly, the payment of managed distributions when the Fund is utilizing capital loss carry-forwards to offset realized capital gains will result in tax inefficiencies for the Fund's stockholders. The foregoing is not intended to be a complete discussion on the tax consequences of the Managed Distribution Policy, and stockholders are urged to seek their own professional tax advice regarding this matter.

One additional disadvantage of the Managed Distribution Policy is the potential effect on the Fund's expense ratio. If the Fund's total return is less than the annual distribution, the Managed Distribution Policy could have the effect of shrinking the assets of the Fund and thus increasing the Fund's expense ratio (i.e., the Fund's fixed expenses will be spread over a smaller pool of assets).

Finally, a managed distribution which contains a return of capital, which the Fund expects will be the case, will require stockholders to adjust their cost basis by the amount of return of capital so that when they sell their shares, their cost basis will be lower. This will add to the record keeping requirements of stockholders. Stockholders who hold their stock in non-taxable accounts such as IRA's will not need to make any adjustments to the cost basis of their shares owned in the non-taxable account.

The Fund's investment objective will still be total return, and the types of securities in which the Fund invests will not change. The Advisers do not expect to change the makeup of the portfolio based on the payment of a managed distribution, nor will the Advisers make significant changes to the portfolio or seek to invest in "high yielding" securities. The Fund currently has a concentration policy in REITs which requires that the Fund invest at least 25% of its assets in REITs, and this policy will remain unchanged. The Fund may carry a slightly higher cash balance from time to time in order to fulfill the distribution payments. If the Fund carries higher cash balances during rising equity markets, the Fund's performance may be negatively affected relative to other equity funds. Conversely, carrying higher cash balances during declining equity markets may positively affect the Fund's performance. The Board has obtained assurances from the Advisers that decisions with respect to the timing of the purchase or sale of portfolio investments will not be affected by the Managed Distribution Policy. It is possible, however, that despite these assurances the Advisers may cause the Fund to delay realization of capital gains to avoid adverse income tax consequences to stockholders relating to the Managed Distribution Policy (i.e., the Advisers might elect to avoid or delay selling a position which they would have otherwise sold to avoid realizing capital gains or to sell a position they would have otherwise held to accelerate capital losses for the purpose of offsetting realized gains).

     Considerations by the Board of Directors. The Board commenced its analysis of managed distribution policies in early 2004, and met several times during the first six months of the year to consider implementing a managed distribution policy. In July 2004, the Board determined that it was in the best interests of the Fund and its stockholders to pursue a managed distribution policy, and thus authorized management to submit an application to the SEC for exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1. Since the application was submitted, the Board has held a number of discussions at regular meetings regarding the delay in the SEC's approval of the exemptive application and alternatives available to the Fund for making managed distributions in conformance with Section 19(b) and Rule 19b-1. Most recently, the Board held a special meeting on March 6, 2006, called for the purpose of considering a stockholder-approved managed distribution policy as described in this Proposal. At this meeting, the Directors met with management of the Fund and Fund counsel to discuss the significant aspects of the Managed Distribution Policy. At this meeting, the Board also unanimously resolved to recommend the Managed Distribution Policy for approval by stockholders.

In considering the Managed Distribution Policy, the Board recognized that a managed distribution policy would allow the Fund to provide a regular, periodic distribution of cash to its common stockholders which does not necessarily depend on when or whether income is earned or capital gains are realized. In addition, given (i) the Fund's persistent trading discount to NAV, (ii) that the Fund's prior measures to reduce the trading discount have not been effective,
(iii) that the Fund has substantial capital loss carry-forwards, and (iv) that, generally, managed distribution policies appear to have been effectively used to narrow trading discounts for closed-end funds, the Board determined that implementation of the Managed Distribution Policy is in the best interest of the Fund and its stockholders. The Board considered the potential effects of the Managed Distribution Policy on the management of the Fund's portfolio and the potential negative tax impact that the Managed Distribution Policy may have on Fund stockholders in certain circumstances. The Board also considered that, if the SEC continues its moratorium on approving applications for exemptive relief from Section 19(b) and Rule 19b-1, the Managed Distribution Policy will have to be terminated once the Fund has exhausted its capital loss carry-forwards and that such termination may result in an abrupt, negative impact on the market price of the Fund's common shares. The Board recognized that implementation of the Managed Distribution Policy could have the effect of shrinking the Fund's assets and thus increasing the Fund's expense ratio. The Board also recognized the common misconception by investors in closed-end funds that funds whose managed distribution policies pay a high percentage of net assets are paying a "high yield". In this regard, if this Proposal is adopted by stockholders, the Board has directed Fund management to take such measures and make such disclosures so as to minimize any such misperceptions about the distributions under this Proposal. After full consideration of the foregoing factors, the Board determined that the advantages of supporting the Fund's market price and increasing stockholder value outweighed the potential risks of implementing the policy.

     Vote Required. Under applicable law, the approval of the Fund's stockholders is not required for the Fund to adopt and implement the Managed Distribution Policy. However, the Board has elected to seek the approval of the stockholders in light of the potential disadvantages of the Managed Distribution Policy to the Fund's stockholders. Proposal 2 therefore requires the affirmative vote of a majority of shares voting together as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 2.


                                   PROPOSAL 3

        AMENDMENT TO THE CHARTER WITH RESPECT TO THE NUMBER OF DIRECTORS

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Fund's Charter to provide that Section 5.1 of the Charter, which states that the number of directors of the Fund shall be five, be made subject to the provisions of the AMPS or any new class or series of preferred stock of the Fund. The terms of the AMPS contemplate increasing the size of the Board under certain limited circumstances (e.g., if the Fund has not paid the dividends under the AMPS) so as to give the holders of the AMPS the ability to elect a majority of the Directors. However, given the language of Section 5.1, it is unclear whether the size of the Board could be legally increased under the terms of the Articles Supplementary in order to give the AMPS holders the majority contemplated under the 1940 Act.

Section 5.1 of the Charter reads as follows:

          The number of directors shall be five.

Proposal 3 would amend Section 5.1 of the Charter to read, in its entirety, as follows:

          Subject to the provisions of any class or series of Preferred Stock, the number of directors shall be five.

Purpose of the Amendment. The purpose of this proposal is to eliminate the conflict between (i) the language of Section 5.1 of the Fund's charter which, in its present form, clearly sets the number of Directors at five, (ii) the requirements imposed by the terms of the AMPS for the protection of the holders of the AMPS and (iii) the requirements imposed by the 1940 Act which require provisions to be made to allow the holders of the AMPS to elect a majority of the Directors at any time dividends remain unpaid for a period of two years.

The Board considered this Proposal at a special meeting held on March 6, 2006. The Board has determined that this Proposal is advisable to conform to the 1940 Act and the intent of the terms of the AMPS.

     Vote Required. Approval of Proposal 3 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and AMPS, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 3.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2007 annual meeting of stockholders, the stockholder proposal must be received by the Fund no later than December 10, 2006. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule
14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the Fund's By-laws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be delivered to the Secretary at 1680 38th Street, Suite 800, Boulder, Colorado 80301 no later than 5:00 p.m., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be delivered not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

     Pursuant to the Fund's By-laws,  such stockholder's  notice shall set forth
(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Fund which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by the immediately preceding clauses (ii) or (iii), the name and address of such stockholder, as they appear on the Fund's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice. "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Fund owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. The Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), will select the Fund's independent accountants for the Fund's fiscal year ending November 30, 2006 at the Board's regular quarterly meeting in July 2006. KPMG
LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110-2371, served as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2005. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from KPMG for the Fund's fiscal years ended November 30, 2004 and 2005, respectively.


              Fiscal Year Ended        Audit Fees       Audit-Related Fees       Tax Fees*          All Other Fees
              -----------------        ----------       ------------------       ---------          --------------

                  11/30/2004             $23,600                $0                 $5,850                $ 0

                  11/30/2005             $25,250                $0                 $6,000               $18,000+

* "Tax Fees" are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund's income tax returns.

+ This fee pertained to the comfort letter related to the Fund's issuance of Auction Market Preferred Shares.

     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which KPMG billed the Fund fees for the fiscal years ended November 30, 2004 and November 30, 2005 were pre-approved by the Audit Committee.

     KPMG has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund's fiscal year ended November 30, 2005, KPMG did not provide any non-audit services or bill any fees for such services to the Funds' investment adviser or any affiliates thereof that provide services to the Fund. The Horejsi Affiliates have engaged KPMG from time to time in the past to provide various accounting, auditing and consulting services and currently engages KPMG as a consultant with respect to ongoing tax related issues. For the twelve months ended November 30, 2004, the Horejsi Affiliates paid $3,800 to KPMG for their services. For the twelve months ended November 30, 2005, the Horejsi Affiliates paid $0 to KPMG for their services. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In circumstances where the vote to approve a matter is a percentage of votes cast (e.g., Proposal y1), abstentions have no effect because they are not a vote cast. Thus, they will be disregarded in determining the "votes cast" on the particular issue.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are  properly  brought  before the  Meeting,  the  persons  named in the
accompanying   form  of  proxy  will  vote  thereon  in  accordance  with  their discretion.


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                            INTENTIONALLY LEFT BLANK

                                      PROXY


                       BOULDER GROWTH & INCOME FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C.
Miller, Carl D. Johns, and Jon-Luc Dupuy, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2006, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director and "FOR" each of the other proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
             Election of Directors:  Nominees are Joel W. Looney,  Dennis  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
 1.          R. Causier., and Dr. Dean L. Jacobson.
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------


Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES

----------------------------------------------------------------------------------------------------------------------------------
2.             Implementation of a managed distribution policy.            FOR___      AGAINST ___       ABSTAIN ___
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
3.             An  amendment to the Charter to provide that the number of  FOR___      AGAINST ___       ABSTAIN ___
               directors  of the  Fund  shall  be  five,  subject  to the provisions of any class or series of Preferred Stock.
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------

                                [AMPS PROXY CARD]


                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Auction Market Preferred Stock ("AMPS") of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Jon-Luc Dupuy, or any of them as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2006, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director and "FOR" each of the other proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
1.           Election  of  Directors:  Nominees  are John S.  Horejsi and  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
             Richard I. Barr.
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES
----------------------------------------------------------------------------------------------------------------------------------
2.             Implementation of managed distribution policy.              FOR___      AGAINST ___       ABSTAIN ___
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
3.             An  amendment to the Charter to provide that the number of  FOR___      AGAINST ___       ABSTAIN ___
               directors  of the  Fund  shall  be  five,  subject  to the provisions of any class or series of Preferred Stock.
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------